UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 21, 2019

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of Kopin Corporation (the “Company”) was held on May 21, 2019. The following matters were acted upon:

1. ELECTION OF DIRECTORS
John C.C. Fan, Scott Anchin, James K. Brewington, David E. Brook, Morton Collins, Chi Chia Hsieh and Richard Osgood were each elected to serve as directors of the Company for a term expiring at the Company’s 2020 Annual Meeting and until their successors are duly elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John C.C. Fan	38,142,595	1,435,982	215,269	26,208,675
Scott Anchin	38,265,254	1,289,013	239,579	26,208,675
James K. Brewington	32,130,596	7,427,376	235,874	26,208,675
David E. Brook	37,994,373	1,563,634	235,839	26,208,675
Morton Collins	29,665,985	9,889,671	239,090	26,208,675
Chi Chia Hsieh	23,878,447	15,679,760	235,639	26,208,675
Richard Osgood	38,238,681	1,328,541	226,624	26,208,675

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE CURRENT FISCAL YEAR.
A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,010,092	1,508,872	483,557	—

3. AN ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION.
An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,335,527	16,334,739	1,123,580	26,208,675

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on June 2, 2017, the Board has determined that the Company will hold an advisory vote on the compensation of executives every year.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	May 21, 2019	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)